                                                                               .
                                                                               .
                                                                               .

                                                                    Exhibit 99.3


CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(IN THOUSANDS)                                                             MARCH 31,    DECEMBER 31,
                                                                             2003          2002
ASSETS
CASH AND CASH EQUIVALENTS
    Cash and due from banks                                               $   8,517      $   9,479
    Interest-bearing deposits in financial institutions                       3,432          6,141

    Federal funds sold                                                       11,561          7,000
                                                                          ---------      ---------
TOTAL CASH AND CASH EQUIVALENTS                                              23,510         22,620
                                                                          ---------      ---------
INVESTMENT SECURITIES
    Available for sale                                                       31,069         23,694
LOANS
    Loans                                                                   114,661        121,509
    Allowance for loan losses                                                (1,580)        (1,690)
                                                                          ---------      ---------
NET LOANS                                                                   113,081        119,819
                                                                          ---------      ---------
   Premises and equipment                                                     2,134          2,174
   Accrued income and other assets                                            1,674          1,619
                                                                          ---------      ---------
TOTAL ASSETS                                                              $ 171,468      $ 169,926
                                                                          ---------      ---------
LIABILITIES
DEPOSITS

    Noninterest bearing                                                   $  41,156      $  38,750
    Interest bearing                                                         91,657         93,424
                                                                          ---------      ---------
TOTAL DEPOSITS                                                              132,813        132,174
                                                                          ---------      ---------

   Federal funds purchased                                                    4,446          3,353
   Advances from Federal Home Loan Bank                                      11,568         11,783
   Accrued expenses and other liabilities                                     1,555          1,656
   Junior subordinated debt (trust preferred securities)                      5,000          5,000
                                                                          ---------      ---------
TOTAL LIABILITIES                                                           155,382        153,966
                                                                          ---------      ---------
STOCKHOLDERS' EQUITY

Preferred stock: No par value; 100,000 shares authorized;
    none issued
Common stock and surplus: No par value; 15,000,000 shares authorized;
  1,075,625 shares issued at March 31, 2003;
  1,075,461 shares issued at December 31, 2002                               13,612         13,597
Retained earnings                                                             2,349          2,266
Accumulated other comprehensive income (loss)                                   125             97
                                                                          ---------      ---------
TOTAL STOCKHOLDERS' EQUITY                                                   16,086         15,960
                                                                          ---------      ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                $ 171,468      $ 169,926
                                                                          =========      =========